EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert G. Crockett, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Ecology Coatings, Inc. on Form 10-K for the annual period ended September 30, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Ecology Coatings, Inc. as of and for the periods presented in such Annual Report on Form 10-K.

By:	/s/ Robert G. Crockett
Robert G. Crockett
President and Chief Executive Officer

December 21, 2009

I, Kevin P. Stolz, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Ecology Coatings, Inc. on Form 10-K for the annual period ended September 30, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Ecology Coatings, Inc. as of and for the periods presented in such Annual Report on Form 10-K.

By:	/s/ Kevin P. Stolz
Kevin P. Stolz
Chief Accounting and Financial Officer

December 21, 2009

32.1 Crockett and Stolz                                                                         --